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                                                                    Exhibit 23.1

                    Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" in the Registration Statement of ERP Operating Limited Partnership and Equity Residential Properties Trust (Form S-4) and to the incorporation by reference therein of our reports indicated below with respect to the financial statements indicated below included in ERP Operating Limited Partnership's and Equity Residential Properties Trust's filings as indicated below, filed with the Securities and Exchange Commission.

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                                                        Date of Auditors'
Financial Statements                                    Report                     Filing
-------------------------------------------------------------------------------------------------------------
Consolidated financial statements and schedule of           February 16, 2000,         Equity Residential
Equity Residential Properties Trust at December 31,         except for Note 23,        Properties Trust's
1999 and 1998 and for each of the three years in the        as to which the date       1999 Annual Report
period ended December 31, 1999                              is March 3, 2000           on Form 10-K

Consolidated financial statements and schedule of ERP       February 16, 2000,         ERP Operating
Operating Limited Partnership at December 31, 1999          except for Note 22,        Limited
and 1998 and for each of the three years in the             as to which the date       Partnership's 1999
period ended December 31, 1999                              is March 20, 2000          Annual Report on
                                                                                       Form 10-K

Consolidated financial statements and schedules of          January 27, 1999           Equity Residential
Lexford Residential Trust at December 31, 1998 and                                     Properties Trust's
1997 and for each of the three years in the period                                     Current Report on
ended December 31, 1998                                                                Form 8-K dated
                                                                                       June 30, 1999

Consolidated financial statements and schedules of          January 27, 1999           ERP Operating
Lexford Residential Trust at December 31, 1998 and                                     Limited
1997 and for each of the three years in the period                                     Partnership's
ended December 31, 1998                                                                Current Report on
                                                                                       Form 8-K dated
                                                                                       June 30, 1999

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                                                         /S/ ERNST & YOUNG LLP

Chicago, Illinois
August 23, 2000